Exhibit 99.1

Speedus Announces First Quarter 2003 Results

May 15, 2003 - New York, New York

Speedus Corp. (NASDAQ: SPDE) today announced a loss before depreciation and amortization of $1.2 million for the quarter ended March 31, 2003 compared to a loss of $1.3 million for the quarter ended March 31, 2002. The net loss for the quarter ended March 31, 2003 was $1.4 million, or $0.08 per share on a fully diluted basis, compared to a loss of $2.0 million, or $0.10 per share on a fully diluted basis, for the quarter ended March 31, 2002.

During the quarter ended March 31, 2003, the Company continued to invest in Zargis Medical, together with Siemens Corporate Research. The Company made an additional investment of $1.25 million and achieved a controlling interest in Zargis Medical.

For the quarter ended March 31, 2003, total operating expenses, before depreciation and amortization, amounted to $1.3 million compared to $1.5 million for the quarter ended March 31, 2002. Net of increases in selling, general and administrative expenses and cost of sales aggregating $0.3 million as a result of the inclusion of F&B Gudtfood and Zargis Medical operations since the dates of acquisition in May 2002 and February 2003, respectively, total operating expenses, before depreciation and amortization, decreased $0.5 million primarily as a result of the continuation of cost cutting measures.

The Company also announced that its Board of Directors recently approved an extension of its stock repurchase program for up to an additional $1 million of the Company's common stock for an aggregate authorization of $5.5 million. To date, the Company has repurchased 4.6 million shares of its Common Stock.

Under the program, the Company may repurchase shares from time to time in open market transactions, as well as privately negotiated transactions and block purchases. The timing and terms of the purchases will be determined by management based on market and business conditions at the time, subject to Rule 10b-18 and other applicable securities laws. This announcement is not a request or offer for tender of shares to the Company.

Additional information on Speedus Corp. and its services is available at www.speedus.com or by calling 718.567.4300.

For additional information on Zargis Medical, please visit their website at www.zargis.com.

For additional information on F&B Gudtfood, please visit their website at www.fandbrestaurant.com.

                                        #

Statements contained herein that are not historical facts, including but not limited to statements about the Company's product, corporate identity and focus, may be forward-looking statements that are subject to a variety of risks and uncertainties. There are a number of important factors that could cause actual results to differ materially from those expressed in any forward-looking statements made by the Company, including, but not limited to, the continuing development of the Company's sales, marketing and support efforts.

These financial statements do not include all information and notes required by generally accepted accounting principles for complete financial statements. These financial statements should be read in conjunction with the Company's 2002 audited consolidated financial statements and notes thereto on Form 10-K and quarterly report on Form 10-Q for the quarter ended March 31, 2003. Operating results for the quarter ended March 31, 2003 are not necessarily indicative of the results that may be expected for the year ending December 31, 2003.

CONTACT: Thomas M. Finn of Speedus Corp.; 718.567.4398; tfinn@speedus.com

                                  SPEEDUS CORP.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (unaudited)

                                                  Three months ended March 31,
                                                 ------------------------------
                                                     2003              2002
                                                 ------------      ------------

Revenues                                         $    169,807      $    234,564
                                                 ------------      ------------

Expenses:
     Selling, general and administrative            1,006,462         1,053,104
     Research and development                         255,065           216,361
     Depreciation and amortization                    215,368           659,783
     Cost of sales                                     48,300           205,272
                                                 ------------      ------------
     Total operating expenses                       1,525,195         2,134,520
                                                 ------------      ------------

Operating loss                                     (1,355,388)       (1,899,956)

Investment income/(loss)                              (47,530)              514
Equity in loss of associated company                  (92,996)          (81,928)
Minority interest                                      81,251                --
                                                 ------------      ------------

Net loss                                         $ (1,414,663)     $ (1,981,370)
                                                 ============      ============

Per share:
Basic loss per common share                      $      (0.08)     $      (0.10)
                                                 ============      ============
Weighted average common shares
    outstanding                                    16,883,034        18,910,607
                                                 ============      ============

Diluted loss per common share                    $      (0.08)     $      (0.10)
                                                 ============      ============
Weighted average common shares
    outstanding                                    16,883,034        18,910,607
                                                 ============      ============

                                  SPEEDUS CORP.
                           CONSOLIDATED BALANCE SHEETS

                                                                         March 31,      December 31,
                                                                           2003            2002
                                                                       ------------    ------------
                                                                       (unaudited)
                                   ASSETS
         Current assets:
            Cash and cash equivalents                                  $ 31,312,072    $ 33,052,815
            Marketable securities                                           403,018         879,194
            Due from broker                                               8,316,926      11,728,880
            Accounts and other receivables                                   42,500          40,099
            Prepaid expenses and other                                      121,485          17,488
                                                                       ------------    ------------
            Total current assets                                         40,196,001      45,718,476
         Property and equipment, net of accumulated
           depreciation of $1,863,007 and $2,015,662                        741,821         819,714
         Other intangible assets, net of accumulated
           amortization of $522,121 and $418,929                          1,547,879       1,651,071
         Goodwill                                                         1,371,365       1,760,106
         Other assets                                                       284,654         297,544
                                                                       ------------    ------------
            Total assets                                               $ 44,141,720    $ 50,246,911
                                                                       ============    ============

            LIABILITIES AND STOCKHOLDERS' EQUITY
         Current liabilities:
            Accounts payable                                           $    297,969    $    228,144
            Accrued liabilities                                           1,459,887       1,734,252
            Securities sold and not purchased                            10,465,594      14,212,566
            Other current liabilities                                        66,352          62,336
                                                                       ------------    ------------
            Total current liabilities                                    12,289,802      16,237,298

         Minority interest                                                  955,700       1,591,557

         Commitments and Contingencies                                           --              --

         Stockholders' equity:
            Common stock ($.01 par value; 50,000,000
              shares authorized; 21,384,838 shares issued                   213,848         213,848
            Preferred stock ($.01 par value; 20,000,000
              shares authorized):
                 Series A Junior Participating ($.01 par value;
                   4,000 shares authorized; no shares issued
                   and outstanding)                                              --              --
            Additional paid-in-capital                                   90,289,432      90,289,432
            Treasury stock (at cost; 4,459,449 and 4,418,577 shares)     (4,478,953)     (4,371,778)
            Accumulated deficit                                         (55,128,109)    (53,713,446)
                                                                       ------------    ------------
            Stockholders' equity                                         30,896,218      32,418,056
                                                                       ------------    ------------
            Total liabilities and stockholders' equity                 $ 44,141,720    $ 50,246,911
                                                                       ============    ============